UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2006

Perini Corporation
(Exact name of registrant as specified in its charter)

Massachusetts                                                                                        1-6314                                                                04-1717070
(State or other jurisdiction of                                                 (Commission file number)                                               (I.R.S. Employer
incorporation or organization)                                                                                                                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, MA 01701
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (508) 628-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 14, 2006, the Compensation Committee of the Board of Directors (the “Committee”) of Perini Corporation (the “Company”) approved annual salary increases for certain executive officers of the Company. These increases were effective as of March 13, 2006. The Committee also approved the 2005 bonuses for the named executive officers (as defined in Regulation S-K Item 402(a)(3)).

The amount of the base salary increases and the resulting annual base salaries of these executive officers are as follows:

                                                                           Increase in Base
          Name                               Title                          Salary Amount              2006 Salary
-------------------------     ------------------------------------      -----------------------     ------------------

Ronald N. Tutor               Chairman and Chief Executive                    $100,000                $900,000(1)
                              Officer
Robert Band                   President and Chief Operating                   $ 75,000                $500,000
                              Officer
Craig W. Shaw                 President, Perini Building                      $ 75,000                $500,000
                              Company, Inc.
Michael E. Ciskey             Vice President and Chief Financial              $ 50,000                $325,000
                              Officer

(1) Mr. Tutor is generally compensated for his services under a management services contract between the Company and Tutor-Saliba Corporation, a company of which Mr. Tutor is the Chief Executive Officer and sole stockholder. Any increase in Mr. Tutor's compensation is subject to the consent of the Company's credit facility lender.

The amount of the 2005 bonuses are as follows:

           Name                                            Title                                      2005 Bonus
----------------------------    -------------------------------------------------------------     --------------------

Ronald N. Tutor                 Chairman and Chief Executive Officer                                  $800,000
Robert Band                     President and Chief Operating Officer                                 $425,000
Zohrab B. Marashlian            President, Perini Civil Construction                                  $364,194
Craig W. Shaw                   President, Perini Building Company, Inc.                              $425,000
Michael E. Ciskey               Vice President and Chief Financial Officer                            $206,250

Additional information regarding the compensation of the Company's executive officers will be provided in the Company's Proxy Statement for the 2006 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                                                                PERINI CORPORATION

Dated: March 20, 2006                                         By: /s/Michael E. Ciskey
                                                                                        Michael E. Ciskey
                                                                                        Vice President and Chief Financial Officer